October 26, 2020

BNY MELLON INDEX FUNDS, INC.
BNY Mellon International Stock Index Fund
BNY Mellon S&P 500 Index Fund
BNY Mellon Smallcap Stock Index Fund

BNY MELLON MIDCAP INDEX FUND, INC.

Supplement to Current Statement of Additional Information

The following information supplements and supersedes any contrary information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised the primary portfolio managers shown below and assets under management in those accounts as of September 30, 2020.

		Total	Other	Total		Total
	Registered	Assets	Pooled	Assets		Assets
Primary	Investment	Managed	Investment	Managed	Other	Managed
Portfolio Manager	Companies	($)	Vehicles	($)	Accounts	($)
David France	7	$12.1B	103	$95.0B	59	$114.4B
Todd Frysinger	7	$12.1B	103	$95.0B	59	$114.4B
Vlasta Sheremeta	7	$12.1B	103	$95.0B	59	$114.4B
Michael Stoll	7	$12.1B	103	$95.0B	59	$114.4B
Marlene Walker
Smith	7	$12.1B	103	$95.0B	59	$114.4B

None of the accounts managed included within the table above are subject to performance-based advisory fees.

The following table lists the dollar range of shares of BNY Mellon Smallcap Stock Index Fund ("BNYMSSIF") beneficially owned by the primary portfolio managers shown below as of September 30, 2020.

Primary Portfolio Manager	Dollar Range of BNYMSSIF Shares Beneficially Owned
David France	$0 - $10,000
Todd Frysinger	$0 - $10,000
Vlasta Sheremeta	None
Michael Stoll	$0 - $10,000
Marlene Walker Smith	None

As of September 30, 2020, Messrs. France, Frysinger and Stoll and Mses. Sheremeta and Walker Smith did not beneficially own any shares of BNY Mellon International Stock Index Fund, BNY Mellon S&P 500 Index Fund or BNY Mellon Midcap Index Fund, Inc.

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GRP2-SAISTK-1020